SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENT
SUBSEQUENT EVENT

26.SUBSEQUENT EVENT

In addition to the information disclosed elsewhere in the financial statements, there are the following subsequent events:

In February 2016, about 30 of employees initiated arbitration for labor dispute against Xin Run, Beijing Shouming, Beijing Zhao Du and Xin Run’s Tianjin Branch with Shunyi Labor Dispute Arbitration Committee and Chaoyang Labor Dispute Arbitration Committee. They withdrew the arbitration request once in June 2016 and later re-initiated the arbitration proceeding in May 2017. The arbitrators ruled that the subsidiaries should pay compensation in the amount of approximately RMB600,000 (US$86,000) to those employees. The arbitration award was supported by the judgement of trial court. The Company have appealed the judgement to the appellate court in October 2017 and it is still pending for final judgment.

In July 2017, a claim was raised by the construction company of the data center buildings against Xin Run, for the alleged non-payment of construction fees of RMB73,900,000 (US$10,644,000) and the relating interest. Management believes that the claims are without merit and intends to defend the claims vigorously. Considering the preliminary status of the trial, management cannot reasonably predict the result and potential financial impact of this pending claim, if any.

In July 2017, Xin Run sold two data center buildings through transferring all of its equity interests in Beijing Zhao Du to Beijing Federation of Supply and Marketing Cooperatives, or BFSMC. In August 2017, Xin Run, initiated a lawsuit against BFSMC, in Beijing, arising out of the Company’s sale of two data center buildings. Xin Run sought the payment of RMB105,600,000 (US$15,210,000) to the Company immediately upon the completion of equity transfer of Beijing Zhao Du. In September 2017, BFSMC filed a counterclaim to sue for, among others, the late delivery penalties and other relating losses. Management is of the view that the proceeding is at a preliminary stage, therefore it is impossible at this stage to properly evaluate the outcome. Therefore, no provision has been made for this case.

On October 17, 2017, Xin Run obtained a two-year credit facility of RMB120,000,000 (US$17,284,000) from a commercial bank in China at 150% benchmark interest rate per annum. The credit facility can be used to cover working capital as well as capital expenditure.

On October 18, 2017, Xin Run received a commitment from a third party financial institution for a credit facility of RMB200,000,000 (US$28,806,000), pending the registration of Xin Run’s assets that are pledge as collateral. The credit facility should be used to settle the amount due to a specific vendor first, with the remaining portion available for working capital.

On October 20, 2017, Xin Run obtained an eighteen-month credit facility of RMB50,000,000 (US$7,201,000) from a commercial bank in China, at 10.00% per annum. The credit facility can be used to cover working capital as well as for capital expenditure.

On October 30, 2017, Xin Run obtained a three-year credit facility of RMB240,000,000 (US$34,567,000) from a commercial bank in China, at 8.00% per annum. The credit facility includes RMB 150,000,000 (US$21,604,000) for working capital and RMB90,000,000 (US$12,963,000) for capital expenditure. The credit facility is secured by Xin Run’s assets, while Mr. Wang Song, the co-founder and director of the Group, takes joint-and-several liability. On November 7, 2017, the first RMB150,000,000 (US$21,604,000) was drawn down and used as working capital.